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                                                                                                                OMB APPROVAL
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                                         UNITED STATES                                                     OMB Number:  3235-0060
                               SECURITIES AND EXCHANGE COMMISSION                                          Expires:  May 31, 2000
                                     Washington, D.C. 20549                                               Estimated average burden
                                                                                                          hours per response  5.00
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                                      FORM 8-K

                                    CURRENT REPORT

    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            NOVEMBER 18, 1999
                                                        ---------------------
                            NAPA NATIONAL BANCORP
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            (Exact name of registrant as specified in its charter)
CALIFORNIA                              0-11090                94-2780134
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(State or other jurisdiction          (Commission           (IRS Employer
of incorporation)                     File Number)        Identification No.)

901 MAIN STREET, NAPA, CALIFORNIA             94559-3044
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(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code             (707) 257-2440
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NOT APPLICABLE
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(Former name or former address, if changed since last report)
Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  EXHIBITS.

         99.1 Joint Press Release dated November 19, 1999.

                                  SIGNATURES*

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

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                                                                                          NAPA NATIONAL BANCORP
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                                                                                               (Registrant)

                      NOVEMBER 24, 1999                                                   /s/ Brian J. Kelly
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                             Date                                                             Brian J. Kelly
                                                                                         Chief Operating Officer
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* Print name and title of the signing officer under his signature.